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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): MAY 31, 2000
                                                           ------------



                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)



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
                     DELAWARE                             1-12297                              22-3086739
                     --------                             -------                              ----------
  (State or Other Jurisdiction of Incorporation) (Commission File Number)          (IRS Employer Identification Number)


       13400 OUTER DRIVE WEST                                                                   48239
       ---------------------                                                                    -----
            DETROIT, MI                                                                   (Including Zip Code)
            -----------
  (Address of Principal Executive Offices)

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                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



                                 375 PARK AVENUE
                               ------------------
                               NEW YORK, NY 10152
                               ------------------
              (Former Name or Address, If Changed From Last Report)


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ITEM 5.   OTHER EVENTS

On May 31, 2000, United Auto Group, Inc. (the "COMPANY") issued a press release announcing, among other things, that it has completed its change of control offer to purchase any and all of its outstanding Series A and Series B 11% Senior Subordinated Notes due 2007 (the "NOTES"). The Bank of New York acted on behalf of UnitedAuto as agent for the tender offer. The price paid for the Notes purchased in the offer was 101% of the aggregate principal amount thereof, plus accrued and unpaid interest. Bondholders tendered bonds with a principal amount of $147.4 million. The funding of the repurchase was completed on May 26, 2000.

Under the terms of the Notes, UnitedAuto was required to make a change of control offer in the event that any person's beneficial ownership of UnitedAuto voting stock increases above 40%. Due to UnitedAuto's previously announced stock repurchase program, Penske Capital Partners' beneficial ownership has increased above 40%.

A copy of the press release is attached hereto as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS:
         Financial Statements are not required

(b)      PRO FORMA FINANCIAL INFORMATION:
         Pro Forma financial information is not required

(c)      EXHIBITS:

         EXHIBIT 99.1 - Press Release of United Auto Group, Inc., dated May 31, 2000




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May 31, 2000                      UNITED AUTO GROUP, INC.


                                             By:      /s/ Robert H. Kurnick, Jr.
                                                     ---------------------------
                                                      ROBERT H. KURNICK, JR.
                                             Its:     EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


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     EXHIBIT                   DESCRIPTION OF EXHIBIT                     SEQUENTIAL PAGE
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     NUMBER                                                                   NUMBER
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

    EXHIBIT 99.1               Press  Release of United  Auto Group,
                               Inc., dated May 31, 2000

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